Security Information
Security Purchased

CUSIP
NZFBUE0001S0

Issuer
FLETCHER BUILDING LTD

Underwriters
Goldman Sachs, DBSI

Years of continuous operation, including predecessors
> 3 years

Ticker
FBU NZ

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/24/2007

Total dollar amount of offering sold to QIBs
 $    237,640,000

Total dollar amount of any concurrent public offering
 $    -

Total
 $    237,640,000

Public offering price
 $    9.14

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $    0.06

Rating
N/A

Current yield
N/A

Fund Specific Information

Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS International Select Equity VIP
Chicago
5,300
 $               48,419
0.02%

New York Funds





DWS International Equity Fund
New York
4,100
 $               37,456
0.02%

DWS International Fund
New York
                  31,700
 $             289,600
0.12%

DWS International Select Equity Fund
New York
4,100
 $               37,456
0.02%

DWS International VIP
New York
                  13,200
 $             120,590
0.05%

Total

58,400
 $             533,521
0.22%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased

CUSIP
US46630Q2021

Issuer
VTB BANK

Underwriters
Citigroup, DBSI, Goldman Sachs,
Renaissance Capital Group

Years of continuous operation, including predecessors
> 3 years

Ticker
VTBR LI

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/11/2007

Total dollar amount of offering sold to QIBs
 $    7,988,131,000

Total dollar amount of any concurrent public offering
 $    -

Total
 $    7,988,131,000

Public offering price
 $    10.56

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $    0.12

Rating
N/A

Current yield
N/A

Fund Specific Information

Board
Total Share
Amount Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds


DWS Global Thematic VIP
Chicago
26,100
 $              275,616
0.00%
DWS International Select Equity VIP
Chicago
64,400
 $              680,064
0.01%
New York Funds


DWS Emerging Markets Equity Fund
New York
                    68,100
 $              719,136
0.01%
DWS Global Thematic Fund
New York
                  320,600
 $           3,385,536
0.04%
DWS International Equity Fund
New York
                    50,400
 $              532,224
0.01%
DWS International Fund
New York
                  387,000
 $           4,086,720
0.05%
DWS International Select Equity Fund
New York
                    50,200
 $              530,112
0.01%
DWS International VIP
New York
                  160,500
 $           1,694,880
0.02%
Total

1,127,300
 $          11,904,288
0.15%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
DE000WACK012

Issuer
WACKER CONSTRUCTION
EQUIPMENT

Underwriters
DBSI, Sal Oppenheim Jr, UBS

Years of continuous operation, including predecessors
> 3 years

Ticker
WAC GR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
UBS

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/14/2007

Total dollar amount of offering sold to QIBs
 $    478,782,139

Total dollar amount of any concurrent public offering
 $    -

Total
 $    478,782,139

Public offering price
 $    29.93

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $    0.87

Rating
N/A

Current yield
N/A

Fund Specific Information

Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Chicago Funds

DWS Global Thematic VIP
Chicago
2,200
 $             65,836
0.01%
DWS International Select Equity VIP
Chicago
6,694
 $           200,321
0.04%
New York Funds

DWS Global Opportunities Fund
New York
                 18,800
 $           562,599
0.12%
DWS Global Opportunities VIP
New York
                   7,700
 $           230,426
0.05%
DWS Global Thematic Fund
New York
                 27,000
 $           807,988
0.17%
DWS International Equity Fund
New York
                   3,304
 $             98,874
0.02%
DWS International Fund
New York
                 25,390
 $           759,808
0.16%
DWS International Select Equity Fund
New York
                   6,617
 $           198,017
0.04%
DWS International VIP
New York
                   9,978
 $           298,597
0.06%
Total

107,683
 $         3,222,468
0.67%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
JP3892100003

Issuer
CHUO MITSUI TRUST HOLDINGS

Underwriters
Morgan Stanley, Nomura Securities,
Aizawa Securities, BNP Paribas,
Citigroup, Daiwa Securities, DBSI,
Goldman Sachs, JP Morgan, Kyokuto
Securities, Mitsui Securities, Mitsubishi
UFJ, Monex Securities, Okasan
Securities, Shinko Securities, SMBC
Friend Securities, Tokai Tokyo
Securities, UBS

Years of continuous operation, including predecessors
> 3 years

Ticker
8309 JP

Is the affiliate a manager or co-manager of offering?
Underwriter

Name of underwriter or dealer from which purchased
Nomura Securities

Firm commitment underwriting?
Yes

Trade date/Date of Offering
7/23/2007

Total dollar amount of offering sold to QIBs
 $      714,325,618

Total dollar amount of any concurrent public offering
 $       -

Total
 $     714,325,618

Public offering price
 $      8.69

Price paid if other than public offering price
 N/A

Rating
N/A

Current yield
N/A

Fund Specific Information


Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Chicago Funds

DWS International Select Equity VIP
Chicago
25,000
 $           217,194
0.03%
New York Funds


DWS International Fund
New York
                 118,000
 $         1,025,157
0.14%
DWS International VIP
New York
                   38,000
 $           330,135
0.05%
DWS International Select Equity Fund
New York
                   25,000
 $           217,194
0.03%
Total

206,000
 $         1,789,680
0.25%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.